SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1 TO
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2002

BSQUARE CORPORATION
(Exact Name of Registrant as Specified in Charter)

WASHINGTON	000-27687	91-1650880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3150 139th Avenue SE, Suite 500
Bellevue, Washington 98005
(425) 519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT 16

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

     On May 30, 2002, BSQUARE Corporation (the “Company”) received a copy of a letter from Arthur Andersen LLP addressed to the Securities and Exchange Commission (the “Commission”) stating that it agreed with the statements included in paragraph two of Item 4 of the Company’s Form 8-K filed with the Commission on May 28, 2002. A copy of this letter is being filed as an exhibit to this Amendment No. 1 to Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

Exhibit 16	Letter from Arthur Andersen LLP regarding change in certifying accountant

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: May 31, 2002	By:	/S/ JAMES R. LADD

James R. Ladd Senior Vice President, Finance and Operations and Chief Financial Officer (Chief Financial and Accounting Officer)